                                                                   EXHIBIT 10.33
                                                             English Translation
                                                              For Reference Only

GF-2000-0101

                 PURCHASE AND SALE CONTRACT FOR INDUSTRIAL GOODS

Seller: TAIYUAN TONGZE                Contract No:
EQUIPMENT CO., LTD.
Buyer: WUXI SEAMLESS OIL PIPES        Location of    WUXI, JIANGSU PROVINCE, PRC
COMPANY LIMITED                       signing of
                                      contract:
                                      Date:          OCTOBER 12, 2005

Article 1 Commodity, Quantity, Amount, Payment and Delivery Time

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                                                                          Unit                      Delivery Time & Quantity
               Brand &                                                                      ----------------------------------------
 COMMODITY    TRADEMARK   specification  Manufacturer  unit   Quantity             Amount   Total
                                                                         Price              amount
------------------------------------------------------------------------------------------------------------------------------------

  Five stand mill ()250mm MPM seamless steel pipe                                                        The seller delivers goods
       engineering equipments; for

                     details,                                                            RMB224,000,000      according to the

see schedule 1,2,3 & 4 to the contract for details                                                         buyer's requirements
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

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Total Amount In RMB (in capital letters):TWO HUNDRED AND TWENTY FOUR MILLION RENMINBI ONLY(17% value added tax inclusive)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                   [ ]Note [ ]Space beyond the blank is available[ ]

Article 2 Quality Requirement: SUBJECT TO <<AGREED SPECIFICATIONS FOR
DESIGNING FIVE STAND MILLO250MM MPM SEAMLESS STEEL PIPE ENGINEERING
EQUIPMENTS>>

Article 3 Conditions and Term of Seller's Guarantee of Quality :

THE SELLER GUARANTEES THAT THE EQUIPMENT SHALL MEET THE AGREED STANDARD AFTER
INSTALLATION AND TUNING. GUARANTEE PERIOD IS AVAILABLE.

Article 4 Packaging specifications, supply and recovery of packaging materials:

THE PACKAGING MATERIALS SHALL PROTECT THE EQUIPMENTS AND FACILITATE
TRANSPORTATION. PACKAGING MATERIALS SHALL BE PROVIDED BY THE SELLER AND SHALL
NOT BE RECOVERED.

Article 5 Essential goods, accessories, tools accompanying the equipment, quantity, and the supply methods:

THE SELLER SHALL PROVIDE SPARE PARTS FOR TESTING PURPOSE.

                                                                   EXHIBIT 10.33
                                                             English Translation
                                                              For Reference Only

Article 6 Standard for reasonable impairment and the calculation methods: N/A

Article 7 The title of the subject shall be transferred at the time WHEN GOODS
ARRIVE AT THE BUYER'S SITE, however, the title will remain with THE SELLER if the Buyer has not performed his/her payment obligations.

Article 8 Mode and place of delivery:

THE SELLER DELIVERS THE GOODS AT THE SITE OF THE BUYER.

Article 9 Transportation mode, destination (port) and the cost to bear:

THE SELLER IS RESPONSIBLE FOR THE TRANSPORTATION OF THE GOODS AT ITS OWN COST.

Article 10 Criteria, methods, place and term of validity for inspection:

ACCORDING TO ARTICLE 2, THE GOODS WILL BE INSPECTED BY THE BUYER AT THE BUYER'S
SITE , AND THE INSPECTION SHALL BE CONDUCTED WITHIN THREE MONTHS FROM DELIVERY.

Article 11 Installation and testing of the complete equipment:

THE SELLER SHALL BE RESPONSIBLE FOR THE INSTALLATION AND TESTING OF THE ANNULAR
FURNACE AND THE REHEATING FURNACE, AND PROVIDES INSTRUCTIONS FOR INSTALLING AND
TESTING OF THE OTHER EQUIPMENTS.

Article 12 Payment method, and the time and place for payment:

BUYER SHALL PAY 30% AS DOWN PAYMENT AT THE TIME OF PLACING THE ORDER; 40% AS
PROGRESS PAYMENT; 27% OF THE INVOICE TOTAL SHALL BE PAID PRIOR TO DELIVERY; 3%
AS QUALITY ASSURANCE PAYMENT, WHICH WILL BE SETTLED WITHIN ONE YEAR AFTER THE
INSTALLATION AND TESTING IS SUCCESSFUL.

Article 13 Mode of guarantee(or by separate guarantee contract): N/A

Article 14 Conditions for termination of this Contract:

THIS CONTRACT CAN ONLY BE TERMINATED IN THE EVENT OF FORCE MAJEURE.

Article 15 Responsibilities of the Breaching Party:

THE BREACHING PARTY SHALL COMPENSATE THE NON-BREACHING PARTY TO THE EXTEND OF
80% OF THE DAMAGE OR LOSSES INCURRED.

                                                                   EXHIBIT 10.33
                                                             English Translation
                                                              For Reference Only

Article 16 Dispute resolution:Any disputes arising during the performance of this Contract shall be resolved by both parties through negotiation, or through mediation by local industrial and commercial administration bureau. If neither the negotiation nor the mediation is successful, both parties agree to resolve the disputes by the following methods (Note: If method no.2 & 3 are adopted ,either of them can be adopted; otherwise, only method no.1 can be adopted)

      1. submit to WUXI ARBITRATION COMMISSION for arbitration;

      2. submit to N/A for arbitration;

      3. bring law proceedings before the N/A People's court in accordance with the law.

Article 17 This Contract shall become effective from THE DATE WHEN IT IS SIGNED
AND SEALED BY BOTH PARTIES.

Article 18  Others:

SCHEDULES 1, 2, 3, 4 & 5 OF THIS CONTRACT AND THE DESIGN SPECIFICATIONS FORM AN
INTEGRAL PART OF THIS CONTRACT AND HAVE THE SAME LEGAL BINDING EFFECT AS THIS
CONTRACT.

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           Seller                                Buyer                    Notarization opinion:
      (company seal)                       (company seal)

Address:                           Address:

Legal Representative: /s/          Legal Representative: /s/             [BLANK]

Authorized Representative:         Authorized Representative:

Telephone number:                  Telephone number:

Fax:                               Fax:

Principal bank:                    Principal bank:                        Notarization authority (seal)

Account number:                    Account number:                        Executed by:

postal code:                       postal code:
                                                                          Date:
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Supervisory department: Wuxi Industry and Commerce   Printing: Wuxi Wangzhuang Trademark Printing
Administration of Jiangsu Province                   Factory
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                                                                   EXHIBIT 10.33
                                                             English Translation
                                                              For Reference Only

SCHEDULE 1 - TECHNICAL SCHEDULES

SCHEDULE 2 - SCOPE OF SUPPLY AND LIST OF EQUIPMENT

SCHEDULE 3 - TECHNICAL SCHEDULES

SCHEDULE 4 - SCHEDULE FOR FACTORY CONSTRUCTION AND DESIGN CONTRACT

SCHEDULE 5 - SCOPE OF SUPPLY